Annual Report as of December 31, 2001

Letter to Shareholders
February 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

We are pleased to provide the Evergreen Variable Annuity Trust annual report for the twelve month period ended December 31, 2001.

U.S. Equities Dipped for the Second Year in a Row

The U.S. equity markets were confounded from the very start in 2001. After unusually strong performance in the late 90s, the declines of 2000 were a shock -- surely 2001 would turn things around.

However, by the third Federal Reserve rate cut in March, investors realized that something was seriously wrong. Predictions for earnings growth were slashed throughout the corporate world. The early January consensus forecast for S&P 500 operating earnings growth was 9%. Unfortunately, with each quarterly earnings reporting period filled with disappointing corporate results, profit forecasts were drastically lowered. Average earnings ended the year declining 18%-20%.

The equity markets made an admirable attempt at a recovery during the second quarter, yet continued economic weakness and lowered corporate guidance tightened the vice grip on investors during the summer. Then, the unthinkable happened, and the September 11 tragedy resonated, literally, from Wall Street to Main Street. Any hopes for economic recovery in 2001 were quickly dashed and, upon reopening, the markets plunged.

The quick response of the Fed to provide liquidity and the orderly transition of the financial markets provided investors with a glimmer of hope in the final quarter of the year. Initial success of the United States’ war on terrorism resulted in improved confidence and the equity markets began a remarkable climb. From the lows achieved in late-September, the NASDAQ Composite climbed approximately 40%, followed by the Dow 30 and the S&P 500, each with gains in the 20% range.

All in all, the year proved to be very disappointing for equity investors. Despite the late recovery, the major market averages all declined for the second consecutive year. Few areas were spared, as eight of the ten sectors in the S&P 500 were down. Only consumer discretionary and materials, riding the potential for a positive impact to earnings from the aggressive Fed, managed a gain for the year. While the nineties delivered spectacular returns, the new millennium has proved to be a more challenging period for common stocks, thus far.

The Bond Market Continued a Remarkable Climb

In contrast to poor performance in the equity markets for much of the year, 2001 was another fantastic year for bonds. As the economy slowed and slipped into recession, ratcheting down corporate earnings, investors sought the relative safety of bonds. The Federal Reserve, in an attempt to cushion economic damage, was very aggressive, providing 11 interest rate cuts in twelve months, propelling the bond market higher.

The yield curve steepened dramatically throughout the year in response to Fed action. This steepening was further accentuated by a “flight to quality” following the terrorist attacks of September 11. In fact, by October 30th, the yield on the 2-year Treasury was at a 25-year low. For much of the year, the longer end of the market lagged shorter term Treasuries, as investors -- ever watchful for inflation -- feared that the Fed and Congress were being overly stimulative with interest rates and tax cuts. However, a surprise Halloween announcement from the Treasury Department, suspending 30-year bond issuance, finally brought longer-term rates down as well.

As much as there was good news for bond investors, there were many challenges, as well. As the economy slowed, many companies that had leveraged their balance sheets during the strong economy of the mid-nineties found that declining revenues caused great pressure on their ability to honor their debt

Letter to Shareholders (continued)

obligations. Many well-known companies found their credit ratings diminished and investor concern about their future greatly expanded. As a result, there was an unusually large spread among bond sectors with high quality issues providing the best performance.

Toward the end of 2001, signs of economic recovery triggered a reversal in the bond market. Beginning in November, we got a taste of what a little “good news” can do. While stock market investors celebrated military successes in Afghanistan and an economic recovery ahead, bonds declined. The declines continued in December, washing away earlier hopes for double-digit returns in the bond market for the year.

The past year has reminded all investors that managing risk through different asset classes provides reduced volatility in a period of unstable capital markets.

Diversification Remains Important

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Fund at a Glance as of December 31, 2001

“Many of the conditions necessary for an economic rebound already are in place, including low interest rates, low energy costs and diminished inventories that corporations will need to replenish.”

Portfolio Management

Timothy E. O’Grady Tenure: November 2001	Maureen E. Cullinane,CFA Tenure: November 2001

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/1/1996

Average Annual Returns

1 year	-17.85%

5 years	5.37%

Since Portfolio Inception	7.09%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Fund1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500 Index) and the Consumer Price Index (CPI).

The S&P 500 Index is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

All data is as of December 31, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA Fund had a total return of -17.85% for the twelve-month period ended December 31, 2001. During the same period, the Standard & Poor’s 500 Index, a benchmark for large company investing, returned -11.87% and the average return of variable annuity, large-cap core funds was -13.03%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 12/31/2001)

Total Net Assets	$47,016,495

Number of Holdings	102

P/E Ratio	24.5x

What was the investment environment like during 2001?

It was a difficult year for equity investing. Most stock prices fell during 2001 as investors retrenched in the face of a widening economic slump that began with deep cuts in corporate capital spending, especially in technology, and spread throughout the economy.

The Federal Reserve Board acted aggressively to stem the downturn and stimulate growth by cutting short-term interest rates throughout the year. However, September 11 probably delayed any rebound, as the terrorist attacks exacerbated fears about a potentially prolonged slump. During the final two months of 2001, investors began reacting to possible signs that the recession might have hit its bottom. They were encouraged by the low interest rates, low energy costs and promise of additional economic stimulus from the federal government in the form of tax cuts and spending programs. Investors bid up the values of stocks in cyclical and growth industries, including technology.

For the year, value stocks outperformed growth stocks, as investors preferred companies with more defensive characteristics and predictable earnings and revenues that were less vulnerable to the movements of the business cycle.

A new management team took responsibility for the Evergreen VA Fund in November 2001. How would you describe the team’s investment strategy?

We have divided the portfolio into two sections, or sleeves. One section is managed by Evergreen’s Large Cap Core Growth team, led by Portfolio Manager Maureen Cullinane, focusing on large-cap growth stocks, using the same disciplines and strategies that have been employed in the management of Evergreen Large Company Growth Fund. The second section is managed by Evergreen’s large-cap value team, led by Portfolio Manager Timothy O’Grady, and employs the policies, strategies and tactics used in the management of Evergreen Strategic Value Fund. It focuses on large-cap value stocks. The combination of the two sections gives the fund a diversified portfolio of large companies, with the potential to participate in a range of opportunities offered by growth and value stocks, while reducing overall risks.

How would you describe your strategies in managing the growth part of the portfolio, Maureen?

We focus on a nucleus of stable growth companies, emphasizing companies with historically strong franchises, good management and the ability to sustain or increase earnings growth rates. We keep the portfolio well diversified, but we are willing to emphasize those industries with companies that have the opportunity to benefit from either long-term, secular trends in the economy or short-term cyclical patterns. We favor those corporations with

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Portfolio Manager Interview

the potential for earnings acceleration based on industry trends, technological developments or the introduction of new services or products that can act as catalysts for corporate earnings.

In recent years, we have tried to take advantage of two significant investment themes -- technology and healthcare. At present, though, we are placing less emphasis on technology while continuing to emphasize healthcare stocks. While we believe technology continues to provide the productivity tools that enhance economic growth, we are concerned about high stock valuations. Our technology investments are focused on those companies that we believe have the best prospects to benefit from secular growth as well as companies with consistent records of recurring revenues and earnings. In contrast, healthcare remains a dominant theme in our current strategy. Pharmaceutical, medical devices and healthcare services companies should continue to benefit from the needs created by demographic trends, most notably the aging baby boomer generation. We believe many pharmaceutical companies are selling at reasonable stock prices that should be attractive to investors seeking corporations with consistent records of earnings growth.

As of December 31, 2001, major holdings in the growth part of the portfolio included corporations such as General Electric, the nation’s largest corporation with leadership positions in a number of business lines. In technology, we had positions in companies such as Intel, the world’s largest manufacturer of semiconductors; Microchip, which develops and produces specialized semiconductors for appliances and automobiles; and NVIDIA, a manufacturer of graphic chips that has had strong performance with the successful introduction of new video games and the introduction of Microsoft’s new X-Box. We also focused on more defensive companies with high recurring revenues and stable earnings, such as data processing specialists Paychex and Automatic Data Processing. Among healthcare investments, our holdings included companies such as Pfizer and American Home Products, two leading, diversified pharmaceutical companies.

Top 5 Sectors
(as a percentage of 12/31/2001 net assets)

Information Technology	17.8%

Financials	17.4%

Healthcare	13.2%

Consumer Discretionary	12.9%

Industrials	12.1%

How would you describe your strategies in managing the value section of the portfolio, Tim?

We have been moving the industry weightings to emphasize healthcare, consumer staples and energy, while underweighting finance, technology and consumer discretionary stocks.

In periods in which the economy has grown gradually, healthcare industry stocks typically have performed well, often rising to valuations 25-30% higher than the market averages in terms of price/earnings ratios. We believe healthcare stocks have the potential to grow their earnings at annual rates of 10%, versus average 5% growth rates for the overall Standard & Poor’s 500 Index. In past months, we have maintained core positions in healthcare with representative holdings such as Watson Pharmaceuticals, Tenet Healthcare and Johnson & Johnson. They performed well, but their valuations rose to levels that may be stretched for their earnings outlooks. We sold our position in Watson and trimmed Tenet and Johnson & Johnson, while investing in Merck and Bristol-Myers Squibb, two large, diversified pharmaceutical companies. In our opinion, both were trading at attractive stock prices, relative to the industry.

We also emphasized consumer staples stocks based on their relative valuations, investing in high quality, industry leaders with experienced management such as Philip Morris, Anheuser-

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Portfolio Manager Interview

Busch and PepsiCo. We believe these corporations should continue to have good relative earnings growth rates versus other sectors in the market, while their stock prices are trading at discounts to the overall market.

We have slightly overweighted energy stocks because we believe they should do well in any type of economic recovery, and the greatest period of uncertainty has already passed. We have emphasized large, integrated oil companies such as Exxon Mobil, Chevron-Texaco and Conoco.

Conversely, we have modestly underweighted financial services. Within the industry, we favor traditional banking stocks, whose lending business should benefit from the spread between short-term and long-term interest rates. Our concern, however, is that credit risks and costs are likely to rise, and most financial services stock prices already reflect improved earnings. Despite our preference for traditional lenders in the short term, we believe that large, diversified companies involved in the capital markets, such as Citigroup and JP Morgan, have superior long-term potential.

We continue to underweight technology stocks, which we think remain overvalued after the tech bubble of the late 1990s, during which over-investment led to excessive growth in capacity that has not been worked out yet. We also think profits in technology are highly cyclical, and the industry’s earnings growth during the next 12 to 18 months may not justify current stock prices.

We have decided to de-emphasize consumer discretionary because of a number of factors. We believe consumer confidence is uncertain and there is little pent-up demand for large consumer purchases. When we have invested in consumer discretionary stocks, we have emphasized companies that can benefit from trends such as home improvement. For example, we invested in Lowe’s, the discount home supply and hardware chain, although we have reduced our position as its stock price rose.

Top 10 Holdings
(as a percentage of 12/31/2001 net assets)

Microsoft Corp.	3.3%

Citigroup, Inc.	3.2%

Exxon Mobil Corp.	2.7%

International Business Machines Corp.	2.4%

Intel Corp.	2.3%

AOL Time Warner, Inc.	2.3%

Wells Fargo & Co.	2.1%

Tyco International, Ltd.	2.0%

American International Group, Inc.	2.0%

General Electric Co.	1.9%

What is your outlook, Tim? We do not anticipate a rapid economic recovery.

We believe that as the consumer spends, so goes the economy. We do not anticipate a strong increase in consumer spending. In addition, we also expect that corporate capital spending will be linked to profitability and current earnings estimates are too optimistic. We think many current stock valuations are based on aggressive expectations for a robust economic recovery in 2002 and 2003. Looking forward, we plan to continue to de-emphasize growth industries and believe the portfolio is well positioned for an environment in which economic expansion, if it occurs, is more modest.

What is your current investment outlook, Maureen?

We think the economy will emerge from a relatively mild recession in 2002. Many of the conditions necessary for an economic rebound already are in place, including low interest rates, low energy costs and diminished inventories that

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Portfolio Manager Interview

corporations will need to replenish. We also expect that financially healthy corporations will take advantage of low interest rates to expand their businesses and improve their competitive positions.

We may de-emphasize consumer discretionary and place greater emphasis on industrial companies in economically sensitive industries, such as chemicals and cyclical goods. We will continue to have a fair representation in the energy industry in anticipation of an economic rebound. We plan to continue to focus on healthcare, but to underweight technology stocks.

Overall, we intend to keep a core of stable growth stocks of companies with experienced managements, strong positions in their industries, and the ability to sustain or to accelerate their earnings growth rates.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended December 31,
	2001	2000	1999 #	1998 #	1997 #

Net asset value, beginning of period	$14.96	$17.31	$15.31	$14.89	$11.41

Income from investment operations

Net investment income	0.06	0.03	0.09	0.07	0.06

Net realized and unrealized gains or losses on securities	(2.73)	(2.06)	3.36	0.86	4.15

Total from investment operations	(2.67)	(2.03)	3.45	0.93	4.21

Distributions to shareholders from

Net investment income	0	(0.03)	(0.11)	0	(0.05)

Net realized gains	0	(0.29)	(1.34)	(0.51)	(0.68)

Total distributions to shareholders	0	(0.32)	(1.45)	(0.51)	(0.73)

Net asset value, end of period	$12.29	$14.96	$17.31	$15.31	$14.89

Total return*	(17.85%)	(11.99%)	23.03%	6.44%	37.16%

Ratios and supplemental data

Net assets, end of period (thousands)	$47,016	$65,556	$69,774	$45,820	$21,600

Ratios to average net assets
Expenses‡	0.95%	1.03%	1.02%	1.01%	1.01%

Net investment income	0.45%	0.18%	0.57%	0.49%	0.42%

Portfolio turnover rate	171%	127%	111%	16%	32%

# Net investment income is based on average shares outstanding during the period.

* Total return does not reflect charges attributable to your insurance company’s separate account.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Schedule of Investments
December 31, 2001

	Shares	Value

COMMON STOCKS - 94.2%
CONSUMER DISCRETIONARY - 12.9%
Hotels, Restaurants & Leisure - 2.4%
Brinker International, Inc. *	7,500	$223,200
Darden Restaurants, Inc.	9,000	318,600
McDonald’s Corp.	12,800	338,816
Starbucks Corp. *	12,500	238,125
1,118,741
Media - 3.8%
AOL Time Warner, Inc. *	33,800	1,084,980
Comcast Cable Communications Corp., Class A *	6,100	219,600
New York Times Co., Class A	6,878	297,474
Walt Disney Co.	8,600	178,192
1,780,246
Multi-line Retail - 3.1%
Costco Wholesale Corp. *	5,100	226,338
Sears, Roebuck & Co.	7,700	366,828
Target Corp.	5,600	229,880
Wal-Mart Stores, Inc.	11,500	661,825
1,484,871
Specialty Retail - 3.6%
Bed Bath & Beyond, Inc. *	10,000	339,000
Best Buy Co., Inc. *	5,700	424,536
Home Depot, Inc.	11,300	576,413
Lowe’s Companies, Inc.	7,500	348,075
1,688,024
CONSUMER STAPLES - 5.4%
Beverages - 2.3%
Anheuser-Busch Companies, Inc.	5,000	226,050
Pepsi Bottling Group, Inc.	11,000	258,500
PepsiCo., Inc.	11,860	577,463
1,062,013
Food & Drug Retailing - 0.7%
CVS Corp.	12,000	355,200
Household Products - 1.0%
Procter & Gamble Co.	6,000	474,780
Tobacco - 1.4%
Philip Morris Companies, Inc.	14,200	651,070
ENERGY - 7.4%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	7,000	255,290
BJ Services Co. *	9,000	292,050
Nabors Industries, Inc. *	7,500	257,475
Weatherford International, Inc. *	7,800	290,628
1,095,443
Oil & Gas - 5.1%
Apache Corp.	2,800	139,664
BP Amoco Plc, ADR	4,700	218,597
ChevronTexaco Corp.	8,713	780,772
Exxon Mobil Corp.	32,120	1,262,316
2,401,349

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - 17.4%
Banks - 5.5%
Bank of America Corp.	11,600	$730,220
Fifth Third Bancorp	6,510	399,258
FleetBoston Financial Corp.	13,000	474,500
Wells Fargo & Co.	22,300	968,935
2,572,913
Diversified Financials - 8.6%
American Express Co.	4,700	167,743
Capital One Financial Corp.	4,300	231,985
Citigroup, Inc.	29,607	1,494,561
Fannie Mae	9,800	779,100
Freddie Mac	5,100	333,540
Goldman Sachs Group, Inc.	2,900	268,975
J.P. Morgan Chase & Co.	12,800	465,280
Morgan Stanley Dean Witter & Co.	5,300	296,482
4,037,666
Insurance - 3.3%
American International Group, Inc.	11,722	930,727
Hartford Financial Services Group, Inc.	3,200	201,056
MetLife, Inc.	8,200	259,776
XL Capital, Ltd., Class A	2,000	182,720
1,574,279
HEALTH CARE - 13.2%
Health Care Equipment & Supplies - 4.0%
Baxter International, Inc.	8,000	429,040
Becton Dickinson & Co.	8,500	281,775
Biomet, Inc.	7,000	216,300
Guidant Corp. *	4,900	244,020
Medtronic, Inc.	9,000	460,890
Stryker Corp.	4,000	233,480
1,865,505
Pharmaceuticals - 9.2%
Abbott Laboratories	15,600	869,700
American Home Products Corp.	5,360	328,889
Bristol-Myers Squibb Co.	11,600	591,600
Elan Corp. Plc, ADR *	7,500	337,950
Johnson & Johnson Co.	8,550	505,305
Merck & Co., Inc.	5,600	329,280
Pfizer, Inc.	18,675	744,199
Pharmacia Corp.	14,400	614,160
4,321,083
INDUSTRIALS - 12.1%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	6,100	284,687
Raytheon Co.	5,900	191,573
United Technologies Corp.	5,200	336,076
812,336

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - 3.0%
Automatic Data Processing, Inc.	5,600	$329,840
Paychex, Inc.	10,900	379,865
Republic Services, Inc., Class A *	17,500	349,475
Waste Management, Inc.	11,200	357,392
1,416,572
Industrial Conglomerates - 5.5%
General Electric Co.	21,800	873,744
Minnesota Mining & Manufacturing Co.	6,200	732,902
Tyco International, Ltd.	16,083	947,289
2,553,935
Machinery - 1.3%
Caterpillar, Inc.	4,700	245,575
Deere & Co.	4,500	196,470
Parker-Hannifin Corp.	3,600	165,276
607,321
Road & Rail - 0.6%
Union Pacific Corp.	4,900	279,300
INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 2.4%
Cisco Systems, Inc. *	32,000	579,520
Motorola, Inc.	15,500	232,810
Nokia Corp., ADR	13,500	331,155
1,143,485
Computers & Peripherals - 5.1%
Dell Computer Corp. *	11,600	315,288
Hewlett-Packard Co.	14,900	306,046
International Business Machines Corp.	9,360	1,132,186
NVIDIA Corp. *	6,500	434,850
Sun Microsystems, Inc. *	15,500	190,650
2,379,020
IT Consulting & Services - 1.2%
Affiliated Computer Services, Inc., Class A *	5,500	583,715
Semiconductor Equipment & Products - 5.1%
Flextronics International, Ltd. *	10,000	239,900
Intel Corp.	35,080	1,103,266
Microchip Technology, Inc. *	7,500	290,550
Micron Technology, Inc. *	7,600	235,600
Texas Instruments, Inc.	18,100	506,800
2,376,116
Software - 4.0%
Microsoft Corp. *	23,700	1,570,125
Oracle Corp. *	24,000	331,440
1,901,565
MATERIALS - 3.5%
Chemicals - 2.4%
Dow Chemical Co.	12,000	405,360
PPG Industries, Inc.	4,500	232,740
Praxair, Inc.	4,500	248,625
Rohm & Haas Co.	7,000	242,410
1,129,135

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
MATERIALS - continued
Paper & Forest Products - 1.1%
Georgia-Pacific Corp.	8,100	$223,641
International Paper Co.	6,900	278,415
502,056
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 2.9%
BellSouth Corp.	8,800	335,720
SBC Communications, Inc.	15,300	599,301
Verizon Communications, Inc.	8,906	422,679
1,357,700
UTILITIES - 1.6%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	6,300	274,239
TXU Corp.	3,700	174,455
Xcel Energy, Inc.	11,700	324,558
773,252
Total Common Stocks		44,298,691
SHORT-TERM INVESTMENTS - 6.0%
MUTUAL FUND SHARES - 6.0%
Evergreen Institutional Money Market Fund (o)	2,822,163	2,822,163
Total Investments - (cost $45,262,226) - 100.2%		47,120,854
Other Assets and Liabilities - (0.2%)		(104,359)
Net Assets - 100.0%		$47,016,495

* Non-income producing security.

(o) The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations
ADR American Depository Receipt

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Statements of Assets and Liabilities
December 31, 2001

Assets
Identified cost of securities	$45,262,226
Net unrealized gains on securities	1,858,628

Market value of securities	47,120,854
Receivable for Fund shares sold	12,637
Dividends and interest receivable	55,695

Total assets	47,189,186

Liabilities
Payable for securities purchased	141,886
Advisory fee payable	1,954
Due to other related parties	265
Accrued expenses and other liabilities	28,586

Total liabilities	172,691

Net assets	$47,016,495

Net assets represented by
Paid-in capital	$56,628,801
Undistributed net investment income	232,354
Accumulated net realized losses on securities	(11,703,288)
Net unrealized gains on securities	1,858,628

Total net assets	$47,016,495

Shares outstanding	3,825,492

Net asset value per share	$12.29

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Statement of Operations
Year Ended December 31, 2001

Investment income
Dividends (net of foreign witholding taxes of $360)	$624,936
Interest	111,741

Total investment income	736,677

Expenses
Advisory fee	398,674
Administrative services fees	53,156
Transfer agent fee	150
Trustees’ fees and expenses	968
Printing and postage expenses	19,325
Custodian fee	13,312
Professional fees	14,462
Other	6,647

Total expenses	506,694
Less: Expense reductions	(7,022)

Net expenses	499,672

Net investment income	237,005

Net realized and unrealized losses on securities
Net realized losses on securities	(8,548,463)

Net change in unrealized gains or losses on securities	(3,261,079)

Net realized and unrealized losses on securities	(11,809,542)

Net decrease in net assets resulting from operations	$(11,572,537)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Statement of Changes in Net Assets

	Year Ended December 31,
	2001	2000

Operations
Net investment income	$237,005	$123,973
Net realized losses on securities	(8,548,463)	(3,003,033)
Net change in unrealized gains or losses on securities	(3,261,079)	(5,966,598)

Net decrease in net assets resulting from operations	(11,572,537)	(8,845,658)

Distributions to shareholders from
Net investment income	0	(137,516)
Net realized gains	0	(1,191,061)

Tax basis return of capital	0
Total distributions to shareholders	0	(1,328,577)

Capital share transactions
Proceeds from shares sold	896,310	9,559,534
Payment for shares redeemed	(7,862,997)	(4,932,220)
Net asset value of shares issued in reinvestment of distributions	0	1,328,590

Net increase (decrease) in net assets resulting from capital share transactions	(6,966,687)	5,955,904

Total decrease in net assets	(18,539,224)	(4,218,331)
Net assets
Beginning of period	65,555,719	69,774,050

End of period	$47,016,495	$65,555,719

Undistributed (overdistributed) net investment income	$232,354	$(4,470)

Other Information:
Share increase (decrease)
Shares sold	67,020	574,714
Shares redeemed	(624,497)	(298,480)
Shares issued in reinvestment of distributions	0	75,688

Net increase (decrease) in shares	(557,477)	351,922

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

C. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, starting at 0.75% and declining to 0.70% per annum as net assets increase, to the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Notes to Financial Statements (continued)

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $87,133,446 and $93,718,980, respectively, for the year ended December 31, 2001.

On December 31, 2001, the aggregate cost of securities for federal income tax purposes was $45,509,677. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,880,297 and $1,269,120, respectively, with a net unrealized appreciation of $1,611,177.

As of December 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $2,773,676 and $8,647,629, expiring in 2008 and 2009, respectively.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October losses of $5,028.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $7,022 in expense reductions. The impact of the total expense reductions on the Fund’s expense ratio represented as a percentage of its average net assets was 0.01%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2001, the Fund had no borrowings under this agreement.

8. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Fund
Independent Auditors’ Report

Board of Trustees and Shareholders
Evergreen VA Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Fund as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Fund, as of December 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 1, 2002

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Board of Trustees
Name	Position with Trust	Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	105	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	105	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	105	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	105	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	105	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	105	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	105	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	105	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	105	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	105	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	105	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

Variable Annuities
NOT FDIC INSURED	May lose value No bank guarantee
Evergreen Investment Services, Inc.
58913	560856 12/01